SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2004

JEFFERSONVILLE BANCORP

(Exact name of registrant as specified in its charter)

New York	0-19212	22-2385448

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 398, Jeffersonville, New York 12748

(Address of principal executive offices)

Registrant’s telephone number, including area code:(845) 482-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Result of Operations and Financial Condition

     On November 10, 2004, Jeffersonville Bancorp issued a press release describing its results of operations for the third quarter of 2004. That press release is furnished as Exhibit 99.1 to this report.

     The information in this Current Report, including the exhibit attached hereto, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press release dated, November 10, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERSONVILLE BANCORP
(Registrant)

/s/ Raymond Walter
Raymond Walter
President and Chief Executive Officer

Date: November 10, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated, November 10, 2004.